UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

EXTENDED STAY AMERICA, INC.

ESH HOSPITALITY, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXTENDED STAY AMERICA FILES INVESTOR PRESENTATION IN SUPPORT OF

TRANSACTION WITH BLACKSTONE AND STARWOOD CAPITAL

Urges Shareholders to Vote on June 8 “FOR” the Sale on the WHITE Company Proxy Card

CHARLOTTE, N.C., May 19, 2021 (GLOBE NEWSWIRE) – Extended Stay America, Inc. (“ESA”) and its paired-share REIT, ESH Hospitality, Inc. (“ESH” and, together with ESA, “Extended Stay” or the “Company”) (NASDAQ: STAY) today filed an investor presentation with the Securities and Exchange Commission highlighting the immediate and compelling value the Company’s transaction with Blackstone and Starwood Capital will deliver to shareholders. The Special Meetings of Shareholders are scheduled for June 8, 2021.

The presentation emphasizes the fact that the $19.50 per share all-cash transaction provides compelling value and captures the future upside inherent in the Company’s strategic plan. It also highlights four key points that investors should consider before they vote.

Right Timing

•	Unique extended stay model drove resilience during pandemic and significant sector outperformance

•	Pre-announcement stock price at multi-year high already factoring in post-pandemic recovery and recent strategic initiatives, providing attractive baseline price for sale transaction

Right Price

•

50%+ premium to pre pandemic share price provides immediate and compelling value to shareholders; an implied premium that has only expanded since the transaction announcement with lodging stocks selling off 9%

•	Implied transaction multiple of 15.6x trailing 2020 EBITDA, 13.0x forward 2021E EBITDA and 11.0x pro-forma 2019 EBITDA, compared to STAY’s one-year pre-COVID average multiple of 9.1x EBITDA

Right Process

•	Boards fully committed to maximizing shareholder value having explored numerous alternatives over multiple years, including OpCo / PropCo and a whole company sale

•	Thorough market review over several years produced only Blackstone and Starwood as interested buyers, with no other buyers emerging since announcement

•	Rigorous negotiations over 2 months resulting in 5 price bumps, overseen by fully engaged and transparent Boards of directors

Right Transaction

•	Culmination of thorough, multi-year processes to explore value-enhancing alternatives

•	Supported and endorsed by Management, including the CEO, Bruce Haase

•	Superior to value implied by successful continued execution of business plan on a time and risk-adjusted basis

The presentation also highlights Tarsadia’s selective recollection of interactions with STAY, its misinformed perspective on relevant valuation benchmarks, and its value-destructive alternatives, including its ill-conceived OpCo / PropCo structure and levered share repurchases.

A copy of the full presentation can be found at: https://www.aboutstay.com/static-files/2d16fb4e-7bb1-4938-88f7-4012bee84c58.

Extended Stay shareholders are reminded that their vote is extremely important, no matter how many shares they own. Shareholders should vote “FOR” the proposal on the WHITE proxy card to approve the transaction and secure the certain, immediate and compelling value of $19.50 per paired share in cash.

About the Company

Extended Stay America, Inc. (“ESA”) and its brand Extended Stay America® is the leading brand in the mid-priced extended stay segment in the U.S. with 652 hotels. ESA’s subsidiary, ESH Hospitality, Inc., is the largest lodging REIT in North America by unit and room count, with 564 hotels and approximately 62,500 rooms in the U.S. ESA also franchises an additional 88 Extended Stay America® hotels. Visit www.esa.com for more information.

Contacts:

Media:

jim.fingeroth@kekstcnc.com or ruth.pachman@kekstcnc.com

Investors:

Rob Ballew

ir@esa.com

(980) 345-1546

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Extended Stay America, Inc. and ESH Hospitality, Inc. (together, the “Companies”) by a joint venture of Blackstone Real Estate Partners and Starwood Capital Group. In connection with the proposed transaction, the Companies filed with the Securities and Exchange Commission (“SEC”) on April 26, 2021 a definitive joint proxy statement and has or will furnish the definitive joint proxy statement to the stockholders of the Companies. STOCKHOLDERS OF THE COMPANIES ARE ADVISED TO READ THE DEFINITIVE JOINT PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors may obtain a free copy of the definitive joint proxy statement and other relevant documents filed by the Companies with the SEC at the SEC’s Web site at http://www.sec.gov. The definitive joint proxy statement and such other documents filed with the SEC may also be obtained for free from the Investor Relations section of the Companies’ web site (https://www.aboutstay.com/investor-relations) or by directing a request to the Companies at ir@esa.com.

Forward-Looking Statements

Certain statements contained in this document constitute “forward-looking statements” within the meaning of the federal securities laws. All statements other than statements of historical facts included in this document may be forward-looking, including statements regarding, among other things, the Companies’ ability to meet their debt service obligations, future capital expenditures (including future acquisitions and hotel renovation programs), their distribution policies, their development, growth and franchise opportunities, anticipated benefits or use of proceeds from dispositions, their plans, objectives, goals, beliefs, business strategies, business conditions, results of operations, financial position and business outlook, business trends and future events, including the COVID-19 pandemic, its effects on the foregoing, government actions taken in response to the COVID-19 pandemic and actions that the Companies have taken or plan to take in response to the pandemic and such effects. When used in this document, the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “look forward to” and variations of such words or similar expressions are intended to identify forward-looking statements. The forward-looking statements are not historical facts, and are based upon the Companies’ current expectations, beliefs, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond their control. There can be no assurance that management’s expectations, beliefs, estimates and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements.

There are a number of risks, uncertainties and other important factors, many of which are beyond the Companies’ control, that could cause their actual results to differ materially from the forward-looking statements contained in this communication. The potential risks and uncertainties include, among others, the possibility that Extended Stay America, Inc. may be unable to obtain required stockholder approvals or that other conditions to closing the proposed mergers may not be satisfied, such that the proposed mergers will not close or that the closing may be delayed; general economic conditions; the proposed mergers may involve unexpected costs, liabilities or delays; risks that the transaction disrupts current plans and operations of the Companies; the outcome of any legal proceedings related to the proposed mergers; and the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement. For more details on these and other potential risks and uncertainties, please refer to the definitive joint proxy statement and the documents that the Companies file with the SEC. All forward-looking statements speak only as of the date of this communication or, in the case of any document incorporated by reference, the date of that document. The Companies are under no duty to update any of the forward-looking statements after the date of this document to conform to actual results, except as required by applicable law.